WILLIAM BLAIR FUNDS

William Blair Emerging Markets Debt Fund

(the “Fund”)

Supplement dated October 16, 2026 to the Fund’s Summary Prospectus and Prospectus,

each dated May 1, 2026, as supplemented

Effective immediately:

1.	The information below replaces similar disclosure in the “Management” section of the Fund’s Summary Prospectus and the “Summary – Management” section of the Prospectus as follows:

Portfolio Managers. Marcelo Assalin and Marco Ruijer, Partners of the Adviser, and Luis Olguin, an Associate of the Adviser, co-manage the Fund. Mr. Assalin and Mr. Ruijer have co-managed the Fund since its inception in 2021. Mr. Olguin has co-managed the Fund since 2026.

2.	The following is added, and corresponding changes are made, to the Prospectus section entitled “Management of the Funds – Portfolio Management.”

Luis Olguin, CFA, an Associate of William Blair Investment Management, LLC, has co-managed the Emerging Markets Debt Fund since 2026. Mr. Olguin is an emerging markets corporate credit portfolio manager on the emerging markets debt (EMD) team and is also a member of the sustainability leadership team. Before joining William Blair in 2020, he was a senior portfolio manager on NN Investment Partners’ EMD team. In that role, he had global portfolio management responsibilities for emerging markets corporate credit as well as analyst duties across the Latin American oil and gas, metals and mining, and industrials sectors. Previously, he was head of equities for AFP Habitat, a pension fund in Peru. During this time, he was also a professor at the University of Lima, where he taught several courses on investment management. Before that, he was a director with financial and managerial responsibilities for a family-owned conglomerate in Peru. He also spent eight years in fixed-income research and portfolio management roles at ING Investment Management (NN Investment Partners’ predecessor). He has the Chartered Financial Analyst® designation. Education: B.B.A. from Emory University’s Goizueta Business School.

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement for future reference.